                                                                  EXHIBIT 10.9

                              35301                                     Poland
                                                         OFF REC 1729 PAGE 173
RECEIVED FOR RECORD
AT 9:55 O'CLOCK AM
NOV. 3 1992
BRUCE E. PAPALIA
Recorder, Mahoning County, Ohio
$35.00                                                Site:  Poland Center, OH

                      ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE is made and entered into as of the 6th day of December, 1991, by and between MCI TELECOMMUNICATIONS CORPORATION, a Delaware corporation (herein "Assignor") and WILCOM CELLULAR ONE, an Ohio general partnership (herein '"Assignee").

                             W I T N E S S E T H:

     WHEREAS, Assignor (as tenant) entered into that certain lease with John
G. Virostek as landlord, dated June 27, 1988 (herein the "Lease"), a copy of which is attached hereto as Exhibit A. The Lease replaces and supersedes that certain Lease dated September 20, 1971, recorded in Volume 161, Page 477 in the recorder's office of Mahoning County, Ohio;

     WHEREAS, Assignor desires to assign all of its right, title and interest in and to the Lease, and Assignee desires to assume all of Assignor's obligations and duties under the Lease.

     NOW, THEREFORE, for and in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Assignor hereby assigns to Assignee all of its right, title and interest in and to the Lease.

     2. Assignee hereby assumes and agrees to perform all of the obligations, duties and covenants of Assignor under the Lease, arising and to be performed and observed hereunder pursuant to the Lease.

     3. This Assignment shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

                    Mail Enc: PLEASE RETURN TO:
                              COMMONWEALTH LAND TITLE CO.
                              1700 PACIFIC AVE. SUITE 4740
                              DALLAS TEXAS 75201
                              ATTN:  Melanie Bacon

001220/693                                                 ASSN/ASSUM 06/13/91

                                                         OFF REC 1729 PAGE 174

     IN WITNESS WHEREOF, the parties hereby have executed this Assignment as of the day and year first written above, by the proper officers duly authorized hereunto.

                              ASSIGNOR:
                              MCI TELECOMMUNICATIONS
                              CORPORATION
/s/ RICHARD STROM             By: /s/ SUSAN C. FRARY
- --------------------------       -------------------------------
Richard Strom                      Susan C. Frary
Assistant Secretary                Vice President

WITNESSES:
/s/ MARY STEIGMAN
- --------------------------
Mary Steigman

/s/ ROBERT HEARNSBERGER
- --------------------------
Robert Hearnsberger

ATTEST:                       ASSIGNEE:
                              WILCOM CELLULAR ONE
By: /s/ CRAIG T. SHEETZ       By: /s/ ALBERT H. PHARIS, JR.
- --------------------------       -------------------------------
Title: VP Craig T. Sheetz          Albert H. Pharis, Jr.
                                   President

WITNESSES:
/s/ DENNEY J. DUFFY
- --------------------------
Denney J. Duffy

/s/ LORRAINE K. TEPSICK
- --------------------------
Lorraine K. Tepsick

This instrument was prepared by Mary Steigman, Office of the General Counsel
                    MCI Telecommunications Corporation
                    2400 Glenville Drive
                    Richardson, TX 75081









001220/693                                                 ASSN/ASSUM 06/13/91

                                             OFF REC 1729 PAGE 175


STATE OF TEXAS

COUNTY OF DALLAS

     Before me, a notary pubic, in and for said county and state, personally appeared Susan C. Frary and RICHARD STROM, known to me to be the persons who, as Vice President and Assistant Secretary, respectively, of MCI TELECOMMUNICATIONS CORPORATION, the corporation which executed the foregoing instrument, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation as such officers, respectively; that the same is their free act and deed as such officers, respectively; and the free and corporate act and deed of said corporation; that they were duly authorized thereunto by its board of directors; and that the seal affixed to said instrument is the corporate seal of said corporation.

     In testimony whereof, I have hereunto subscribed my name and affixed my official seal at Richardson, Texas, this 6th day of December, 1991.

                              /s/ MARY E. ANDERSON
                              ------------------------
                              Notary Public in and for
                              the State of Texas
My commission expires:
05-22-93










001220/693                                                 ASSN/ASSUM 06/13/91

                                                         OFF REC 1729 PAGE 176


THE STATE OF OHIO

COUNTY OF MAHONING

     On this the 9th day of December, 1991, before me, Constance E. Thompson, the undersigned officer, personally appeared ALBERT H. PHARIS, JR., who acknowledged himself to be the President of WILCOM CELLULAR ONE, an Ohio general partnership and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the partnership by himself as President.

     In witness whereof I hereunto set my hand and official seal.


                         /s/ CONSTANCE E. THOMPSON
                         -----------------------------------------
                         Notary Public
My commission expires:   CONSTANCE E. THOMPSON, NOTARY PUBLIC
2-17-94                               State of Ohio
                         My Commission Expires February 17, 1994















001220/693                                                 ASSN/ASSUM 06/13/91

                                                         OFF REC 1729 PAGE 177


                         Site Name: Poland Center, Ohio


                 MCI TELECOMMUNICATIONS CORPORATION SITE LEASE
                                  SITE LEASE

     THIS LEASE AGREEMENT made this 27th day of June, 1988, by and between John G. Virostek, single whose address is 4925 Cowden Road, Poland, Ohio 44514 (hereinafter called "Landlord") and MCI Telecommunications Corporation, a Delaware corporation, having an office at 1133 19th Street, N.W., Washington, D.C. 20036 (hereinafter called "Tenant").

     This Lease is made in consideration of the sum of One Thousand and no/100 Dollars ($1,000.00), the receipt of which is hereby acknowledged by Landlord. Such sum shall not be applied toward the yearly lease payments provided for herein.

     1. Landlord hereby leases unto Tenant, and Tenant hereby hires from Landlord, for all purposes which Tenant may desire, the parcel of land (hereinafter called the "Premises") measuring approximately 100' x 140' as shown on the plan annexed hereto as Exhibit A and specifically incorporated herein by reference.

     TOGETHER WITH 1) any improvements that may now or hereafter be located thereon, 2) such rights of way and easements on, over, under and through the adjoining lands of Landlord, extending from the Premises to the nearest convenient public road, and of standard vehicular width, as shall be necessary for ingress and egress to and from the Premises, 3) such other rights of way and easements on, over, under and through the adjoining lands of Landlord as may be required by Tenant for the purpose of electricity, gas, water, septic system, well and drainage field, telephone, and any and all other utilities,
4) the right to park vehicles on or about the Premises and the lands immediately adjacent thereto during periods of construction, site inspection and at times of necessary repair work, and 5) the right to run guy wires from the tower to be constructed on the Premises on, over and across the adjoining lands of Landlord to such points on said lands as shall be necessary for the proper support of the aforementioned tower, including at such points the right to install anchors of such size and material as shall be necessary to secure the aforementioned guy wires.

                                   EXHIBIT A

Being the same premises conveyed by Frank . DeNormandi, Sheriff to the said Silas S. Huffman, et al., by deed of January 31, 1906, which deed is recorded in Volume 127, Page 469, et. seq. Mahoning County Records of Deeds.


5661c                                                            JS/I 05/01/88

                                                         OFF REC 1729 PAGE 178

     IT IS UNDERSTOOD and agreed that Tenant shall have the right to construct, maintain and repair a roadway over the aforementioned rights of way and easements, including such work as may be necessary for slope and drainage, and to install such poles, wires, pipes, cables, conduits and related appurtenances as shall be necessary for the proper conduct of Tenant's business and for bringing electricity, water, telephone and gas to the Premises, and for the storage of such fuel as Tenant shall deem necessary in its sole discretion for an emergency/auxiliary power supply for Tenant's business. It is also understood and agreed that the aforementioned guy wires and anchors shall be located as shown on the plan annexed hereto as Exhibit A, but that Tenant shall have the right to relocate said guy wires and anchors in the event Tenant desires to increase or decrease the height of the aforementioned tower or relocate the same within the boundaries of the Premises.

     All of the foregoing lying within the property described in Exhibit B annexed hereto and specifically incorporated herein by reference, said property being located in the County of Mahoning, State of Ohio.

     2. This Lease shall be for a term of five (5) years and shall commence on July 1, 1988.

     3. Tenant shall pay Landlord an annual rental of Six Thousand and no/100 Dollars ($6,000.00), payable in equal yearly installments of Six Thousand and no/100 Dollars ($6,000.00) each, in advance, commencing on the commencement date of the Lease as provided in Paragraph 2 and each and every anniversary date of the commencement date thereafter during the term of this Lease and any renewals thereof. The rental payments shall be made to John G. Virostek.

     4. The term of this Lease shall be automatically renewed and extended upon the same terms and conditions, except as otherwise specifically stated herein, for six (6) successive periods of five (5) years each unless terminated by Tenant at least ninety (90) days prior to the expiration of the then current five (5) year term in accordance with Article 11 hereinbelow. In addition, it is agreed by the parties that the rental payments shall increase by twenty percent (20%) at the commencement of each successive five (5) year renewal period provided for herein.

     5. Tenant shall have the right to fence the Premises, but Tenant agrees not to fence the rights of way, guy anchor locations and easements provided for hereinabove. Tenant may enter upon the Premises and adjacent lands of Landlord from and after the date of execution of this Lease by Landlord for the purpose of making surveys and conducting soil, engineering and other tests and may cut or trim the trees on the Premises or any adjacent lands of Landlord in connection therewith. Tenant shall have the right to clear and thereafter to keep clear the Premises, the rights of way, guy anchor locations and any utility easements of trees, bushes, rocks and crops, and to install upon any adjacent lands of Landlord temporary anchors and guys in connection with the construction of the tower on the Premises. If the construction or maintenance of any of Tenant's facilities constructed or to be constructed within the Premises, the rights of way and easements results in damage to any adjacent lands of Landlord (other than as set forth herein) Tenant shall pay Landlord the cost to repair or correct such damage.

                                             OFF REC 1729 PAGE 179

     6. Landlord agrees to pay promptly when due all taxes and assessments levied or imposed against the lands of Landlord and make all payments under any mortgage affecting the same and in the event Landlord fails so to do, Tenant shall have the right (but not the obligation) to protect its interest hereunder by paying said taxes and assessments or by making such mortgage payments and to deduct any amount so paid from the payments of rent due hereunder.

     7. Tenant shall have the right at any time and from time to time during the term of this Lease (or any renewal or extension hereof) to assign this Lease or sublet the Premises, in whole or in part.

     8. Landlord agrees that Tenant may peacefully and quietly enjoy the Premises, the rights of way and easements granted hereunder subject, however, to the terms, covenants and conditions contained in this Lease. All of the terms, covenants and conditions hereof shall inure to the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto and shall be deemed to run with the land.

     9. Tenant shall not be deemed in default under this Lease until Landlord has given Tenant at least thirty (30) days prior written notice of any default hereunder and Tenant has failed to cure the same within thirty
(30) days after receipt of such notice. Notwithstanding any provisions of this Lease or this Paragraph 9 to the contrary, in the event any such default cannot reasonably be cured within such thirty (30) day period, if Tenant shall proceed promptly after receipt of such notice to cure the same and shall prosecute such curing with due diligence, the time for curing such default shall be extended for such period of time as may be necessary to complete such curing.

     10. All correspondence relating to this Lease shall be sent to Landlord at 4925 Cowden Road, Poland, Ohio 44514 and to Tenant at 1133 19th Street, N.W., Washington, D.C. 20036, Attn: Office of the General Counsel, Real Estate Administrator.

     11. Tenant shall have the right, at any time, to cancel this Lease upon ninety (90) days written notice to Landlord. Upon the exercise of such right by Tenant this Lease shall become null and void and neither party shall have any further obligation to the other.

     12. All buildings, fixtures, towers, appurtenances, improvements and equipment erected, located, placed or constructed by Tenant, its successors or assigns upon the Premises and the rights of way, guy anchor locations and easements granted herein shall remain the personal property of Tenant, its successors or assigns regardless of the manner or mode of attachment and may be removed by Tenant, its successors or assigns at its or their sole option at any time during the term of this Lease (including any renewal or extension term) or within sixty (60) days thereafter. Landlord hereby expressly waives any and all Landlord's liens or claim of such on said buildings, fixtures, towers, appurtenances, improvements and equipment.

                                             OFF REC 1729 PAGE 180

     13. Tenant shall pay within thirty (30) days of its receipt of written notice thereof from Landlord all increases in real estate taxes affecting the Premises resulting from improvements constructed thereon by Tenant. Notwithstanding any provision of this Lease or this Paragraph 13 to the contrary, Tenant shall not be obligated to pay such increases in real estate taxes unless and until it shall have received from Landlord evidence satisfactory to Tenant in its sole discretion that such increases in fact result from improvements constructed on the Premises by Tenant.

     14. Tenant agrees to indemnify and save harmless Landlord from and against any and all claims, liability, damage or loss to persons, including loss of life, or to property which may arise out of Tenant's use or occupancy of the Premises or out of any act of Tenant, its employees, agents and invitees.

     15. Landlord represents and warrants to Tenant that Landlord is the sole fee simple owner of the land described in Exhibit B, subject only to liens and encumbrances now of record in the said Mahoning County, that such liens and encumbrances do not interfere with Tenant's use and operation of the Premises, and that Landlord has the lawful right and authority to execute this Lease and grant such easements and rights of way as provided for hereinabove. Tenant may, after the execution of this Lease by Tenant, obtain an abstract or preliminary title report from a title insurance company of its choice. If the state of title as indicated by said abstract or preliminary title report shall show any defects of title or any liens or encumbrances which interfere with Tenant's use and operation of the Premises, Tenant shall have the right to either (a) cure such defects of title, discharge such liens or encumbrances of record, if possible, and/or obtain appropriate non-disturbance agreements with respect to such encumbrances, and deduct the cost thereof from the payments of rent to become due hereunder, or (b) cancel this Lease upon written notice to Landlord. Landlord agrees to cooperate with Tenant with respect to any actions which Tenant undertakes pursuant to (a) above.

     16. Landlord agrees, upon the request of Tenant, to execute and deliver a memorandum of this Lease in recordable form and to execute and deliver such other documents, amendments and agreements, such as, but not limited to, easements, licenses and zoning and building applications, as Tenant shall require for the proper conduct of its business and in order to carry out the purpose and intent of this Lease, so long as such documents, amendments and agreements are not inconsistent with and do not materially change the general intent of this Lease.

     17. This Lease supersedes and cancels that certain Lease between Landlord and MCI New York - West, Inc., as Tenant, dated September 20, 1971, and recorded in the Clerk's Office for Mahoning County, State of Ohio in Volume 161, page 477, as amended by two (2) Amendments of Lease both dated August 18, 1983 and recorded in the Clerk's Office for Mahoning County, State of Ohio in Volume 212, page 62 and Volume 212, page 66, respectively.

                                             OFF REC 1729 PAGE 181

     IN WITNESS WHEREOF, this Lease has been executed as of the day and year first above written.

WITNESS:                      LANDLORD:

/s/ UNCLEAR SIGNATURE              /s/ JOHN G. VIROSTEK
- -------------------------     ------------------------------------

/s/ UNCLEAR SIGNATURE
- -------------------------     ------------------------------------

ATTEST:                       TENANT:

                              MCI TELECOMMUNICATIONS CORPORATION

/s/ LYNN DARROW CARSON        By:  /s/ A. R. ROBERTS
- -------------------------        ---------------------------------
Lynn Darrow Carson                 A. R. Roberts
Assistant Secretary                Vice President, Operations
                                   Technical Support

(Corporate Seal)


WITNESS

/c/ LINDSEY J. SWEATT              /s/ CAROL A. HOHMAN
- -------------------------     ------------------------------------

                          (Acknowledgements Attached)

                                             OFF REC 1729 PAGE 182

                              EXHIBIT "A" SHEET 1 OF 3

          SITE DATA                     PROPERTY DATA

MCI Carrier:                                      Owners Name: John G. Virostek
Site Name: Poland Center, Ohio                    General Location: Poland
                                                        Township
Ref.Quad.Map Campbell, Ohio PA                    County: Mahoning County
Lat.: 41 degrees 00'45" Long.: 80 degrees 33'20"  State: Ohio
(as per MCI original Exhibit A dwg. 9/20/71)      Prepared by: Olsen,
                                                    Zarnick & Seybert, Inc.
                                                  Date: 10/07/83
Tower Height:__ ft., Type Guyed and
number of guys 3 (as per MCI orig.                See Exhibit "B" for
Ground Elev. at   Exhibit A dwg                   description of
Tower Base: 1222      9/20/71)                    of owner's property













                         [MAP OF POLAND CENTER, OHIO]


















                               GENERAL LOCATION
                      MCI TELECOMMUNICATIONS CORPORATION
                                WASHINGTON D.C.

                                                         OFF REC 1729 PAGE 183

                                                      EXHIBIT "A" SHEET 2 OF 3

MCI Carrier:

Site Name: Poland Center, Ohio
                                        NOTE:  Subject to any and all existing
                                        rights of way and easement of record.

                                          TOTAL SITE AREA AFTER EXPANSION 0.32
                                      ACRE (excluding access road right-of-way







                              [MAP OF POLAND CENTER, OHIO]








                                   SITE PLAN
/s/ NORMAN C. SHARP            Scale:  1" = 100'       /s/ JACK A. RINGEISEN
Owner's Signature:   /s/  JOHN G. VIROSTEK            Date:   July 22 - 1988
                     -----------------------


                                   [LEGEND]




                      MCI TELECOMMUNICATIONS CORPORATION

                                                          OF REC 1739 PAGE 184

                          Suggested Land Description

                                To Be Leased By

                         MCI Telecommunications Corp.

                                     From

                               John G. Virostek

All that certain piece, parcel or tract of land situate in the Township of Poland, County of Mahoning and State of Ohio, and being a part of G. Lot No. 51 and 44 of said Township being bounded and described as follows:

          Beginning at a point where the section line between G.L. 44 and G.L. 51 intersects the existing centerline of Cowden Road; thence along the centerline of Cowden Road, South 83 degrees 45'46" East a distance of 8.71 feet to the existing centerline of access cartway; thence along the existing centerline of said access cartway and across lands of the Grantor, South 2 degrees 36'46" East a distance of 776.18 feet to a point; thence along the proposed site lease area and across lands of the Grantor, North 87 degrees 55'36" East a distance of 65.25 feet to a point; thence by same, South 2 degrees 04'24" East a distance of 140.00 feet to a point; thence by same, South 87 degrees 55'36" West a distance of 100.00 feet to a point; thence by same, North 2 degrees 04'24" West a distance of 140.00 feet to a point; thence by same, North 87 degrees 55'36" East a distance of 34.75 feet to a point where the centerline of said existing access cartway intersects the proposed site lease area.

Said parcel containing 0.32 acre (excluding access road right-of-way) as per survey of Olsen, Zarnick & Seybert, Inc. dated October 7, 1983.


Subject to any and all existing rights-of-way and easements of record.

                                                         OFF REC 1729 PAGE 185

                                   EXHIBIT B

All that tract or parcel of land, to-wit:

     SITUATED in the Township Of Poland, County of Mahoning and State of Ohio: and known as being a part of Great Lots 44-51 and 52 of said Township And being more particularly bounded and described as follows:

     BEGINNING at an iron pin in the center line of the Struthers Road at the intersection of the north line of Great Lot 44; thence S. 86 degrees 08' E. along the north line of Great Lot 44, a distance of 3032.2 feet to the northwest corner of Great Lot 51; thence S. 86 degrees 18' E. along the north line of Great Lot 51, a distance of 924.6 feet to the northwesterly corner of lands now or formerly owned by M.A. Campbell; thence S. 4 degrees 55' W. along the westerly line of Campbell lands, a distance of 2646.2 feet to a point in the south line of Great Lot 51; thence N. 85 degrees 16' W. along the south line of Great Lot 51, a distance of 86.6 feet; thence S. 2 degrees 46' W. along the westerly line of Campbell land, a distance of
     685.1 feet to the northerly line of lands now or formerly owned by E.J. Wilkeson; thence N. 85 degrees 15' W. along the northerly line of Wilkeson land, a distance of 748.4 feet to the easterly line of lands now or formerly owned by L. & V. Pondoff; thence N. 2 degrees 46' E. along the easterly line of Pondoff land, a distance of 685.1 feet to the southeasterly corner of Great Lot 44; thence N. 86 degrees 22' W. along the north line of Pondoff land, a distance of 1697.7 feet to the southeasterly corner of lands now or formerly owned by J.M. & M.E. Stacy: thence N. 3 degrees 02' W. along the easterly line of J.M. & M.E. Stacy & Ben Defendeifer, a distance of 701.62 feet; thence N. 86 degrees 22' W. along the northerly line of Defendeifer land, a distance of 500 feet to the center line of Struthers Road; thence N. 3 degrees 02' W. along the center line of Struthers Road, a distance of 902.84 feet to a point; thence N. 13 degrees 02' W. continuing along the center line of Struthers Road, a distance of 85 feet to the southwesterly corner of lands now or formerly owned by M. Holly; thence N. 86 degrees 26' E. along the southerly line of Holly land and the southerly line of G. & E. Pekkonen land, a distance of
     777.41 feet to a point; thence N. 3 degrees 34' W. along the easterly line of Pekkonen land, a distance of 242.92 feet to the center line of Cowden Road; thence S. 86 degrees 26' W. along the center line of Cowden Road, a distance of 836.47 feet to the center line of Struthers Road; thence N. 13 degrees 02' W. along the center line of Struthers Road, a distance of 45.8 feet to a point; thence continuing along the center line of Struthers Road,
     N. 36 degrees 02'; a distance of 888.2 feet to the place of beginning, be the same more or less, but subject to all legal highways.

Excepting from the above caption of land Lot No. 1 of the J. Virostek Plat No. 1, recorded in Volume 68, Page 290, Mahoning County Record of Plats. Also Lot No. 2 of the J. Virostex Plat No. 2, recorded in Volume 73, Page 85, Mahoning County Record of Plats.

5812c

                                             OFF REC 1729 PAGE 186

                               ACKNOWLEDGEMENT

STATE OF OHIO            )
                         )SS:
COUNTY OF MAHONING       )

          Before me, a Notary Public in and for said county, personally appeared the above-named John S. Virostek who acknowledged that he did sign the foregoing instrument, and that the same is his free act and deed.

          In testimony whereof, I have hereunto subscribed my name at Poland, Ohio this 22nd day of July, 1988.

[Notarial Seal]               /s/ MICHAEL J. KIRILA
                              ----------------------------
                              Notary Public

My Commission Expires:
MICHAEL J. KIRILA, Notary Public
State of Ohio
My Commission Expires Feb. 2, 1992

                                ACKNOWLEDGEMENT

STATE OF TEXAS           )
                         )SS:
COUNTY OF DALLAS         )

          Before me, a Notary Public in and for said State of Texas, personally appeared A.R. Roberts and Lynn Darrow Carson, known to me to be the persons who, as Vice President and Assistant Secretary, respectively, of MCI Telecommunications Corporation, the corporation which executed the foregoing instrument, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation as such persons, respectively; that the same is their free act and deed as such officers, respectively, and the free and corporate act and deed of said corporation; that they were duly authorized thereunto by its Board of Directors; and that the seal affixed to said instrument is the corporate seal of said corporation.

          In testimony whereof, I have hereunto subscribed my name and affixed my official seal at Richardson, County of Dallas, State of Texas, this 27th day of June, 1988.

[Notarial Seal]               /s/ CHARLENE A. GOSSETT
                         -----------------------------------------
                         Notary Public

My Commission Expires:

     Charlene A. Gossett
     Notary Public
     STATE OF TEXAS

My Commission Exp. 2-17-92

                      ASSIGNMENT AND ASSUMPTION OF LEASE


     THIS ASSUMPTION OF LEASE is made and entered into as of the 28th day of August, 1993, by and between the Estate of John G. Virostek, by and through the Executors of the Estate, Charles D. Virostek and Edward D. Virostek, (hereinafter referred to as the "Assignor"), and Charles D Virostek and Edward
D. Virostek (hereinafter referred to jointly as "Assignee").


                                  WITNESSETH:

     WHEREAS, Assignor (as landlord) entered into a certain Lease Agreement with MCI Telecommunications Corporation, dated June 27, 1988, a copy of which is attached hereto as Exhibit "A", and,

     WHEREAS, the above-referenced Lease has been assigned on December 6, 1991, by MCI Telecommunications Corporation to Wilcom Cellular, and,

     WHEREAS, Assignor desires to assign all of its right, title and interest in and to the Lease, and Assignee desires to assume all of Assignor's obligations and duties under the Lease.

     NOW, THEREFORE, the parties agree as follows:

     (1) Assignor hereby assigns to Assignee all of its right, title and interest in and to the Lease.

     (2) Assignee hereby assumes and agrees to perform all of its obligations, duties and covenants of Assignor, under the Lease, arising and to be performed and observed hereunder pursuant to the Lease.

     (3) This Assignment shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties hereby have executed this Assignment as of the day and year first written above.

WITNESSES:                         ASSIGNOR:

                                   The Estate of John G. Virostek

/s/ JOHN P. ALMASY                 By: /s/ CHARLES D. VIROSTEK
- --------------------------            -----------------------------------
John P. Almasy                         Executor, Charles D. Virostek

/s/ EVELYN SCHEPKA                 By: /s/ EDWARD D. VIROSTEK
- --------------------------            -----------------------------------
Evelyn Schepka                         Executor Edward D. Virostek

WITNESSES:                         ASSIGNEE:


/s/ JOHN P. ALMASY                 By: /s/ CHARLES D. VIROSTEK
- ---------------------------           ---------------------------------
John P. Almasy                         Charles D. Virostek

/s/ EVELYN SCHEPKA                 By: /s/ EDWARD D. VIROSTEK
- ---------------------------           ---------------------------------
Evelyn Schepka                         Edward D. Virostek


STATE OF OHIO       )
                    )SS
COUNTY OF MAHONING  )

     Before me, a Notary Public, in and for said County and State personally appeared Charles D. Virostek and Edward D. Virostek, as Executors for the Estate of John G. Virostek who executed the foregoing instrument for the purposes therein contained on behalf of the Estate, being authorized to so do, and who acknowledged that the same was their free act and deed.

     In Witness Whereof, I hereunto set my hand and official seal.

                                        /s/ JOHN P. ALMASY
                                        --------------------------------
                                        Notary Public

My Commission Expires: ___________      John P. Almasy, Attorney at law
                                        Notary Public - State of Ohio
                                        My Commission Has No Expiration Date
                                        Section 147.03 R.C.
STATE OF OHIO       )
                    ) SS
COUNTY OF MAHONING  )

     Before me, a Notary Public, in and for said County and State personally appeared Charles D. Virostek and Edward D. Virostek who executed the foregoing instrument for the purposes therein contained, and who acknowledged that the same was their free act and deed.

     In Witness Whereof, I hereunto set my hand and official seal.

                                   /s/ JOHN P. ALMASY
                                   -------------------------------------
                                   Notary Public

My Commission Expires: __________  John P. Almasy, Attorney at law
                                   Notary Public - State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03 R.C.

     The undersigned, Wilcom Cellular, by and through its duly authorized officers, hereby accept and consent to the Assignment referenced above.

WITNESSES:                    WILCOM CELLULAR

/s/ CHARLENE L. COSSLOR       By: /s/ ALBERT H. PLAINS, JR.
- --------------------------       ------------------------------
Charlene L. Cosslor              Title - President

/s/ TIMOTHY J. DUFFY
- --------------------------
Timothy J. Duffy

This Instrument Prepared by:
Patrick J. Coady, Esq.
Harrington Huxley Smith Mitchell & Reed
1200 Mahoning Bank Bldg.
Youngstown, OH 44503
(216) 744-1111